Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[***]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

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OPTION & LICENSE AGREEMENT

by and between

INTELLECT NEUROSCIENCES, INC.

and

[***]

dated as of

October 3, 2008

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OPTION & LICENSE AGREEMENT

THIS AGREEMENT is made as of October 3, 2008 (the “Effective Date”) by and between INTELLECT NEUROSCIENCES, INC. having a place of business at 7 West 18th St. 9th Fl. New York 10011 (“Intellect”, and following exercise of the Option (as defined below), “Licensor”), and [***], having a place of business at [***] (“[***]”, and following exercise of the Option, “Licensee”).

Intellect is the owner of the Licensed Patents, as defined below.

[***] wishes to purchase an option to obtain a license under the Licensed Patents, to practice the technology included or claimed in the Licensed Patents and to make, have made, use, sell, offer to sell and import Licensed Products, as defined below.

Intellect is willing to grant such an option, and following exercise of the option, a license to [***] on the terms and conditions of this Agreement.

Intellect and [***] have therefore agreed as follows:

1.           DEFINITIONS

The following terms shall have the meanings indicated in this Agreement:

1.1.           “Agreement” means this Agreement, including all schedules hereto.

1.2.           “Affiliate” means any Person controlled by, controlling, or under common control with either Licensee or Licensor.  For this purpose, “control” means direct or indirect beneficial ownership of at least fifty percent (50%) interest in the voting stock (or the equivalent) of such Person or having the right to direct, appoint or remove a majority or more of the members of its board of directors (or their equivalent), or having the power to control the general management of such Person, by contract, law or otherwise.

1.3.            “Control” or “Controlled” shall mean with respect to intellectual property, the right to grant a license or sublicense with respect thereto, whether by ownership, license or otherwise.

1.4.            “Effective Date” has the meaning given to it in the Preamble.

1.5.           “Exercise Fee: is defined in Section 3.1.2.

1.6.           “Field” shall mean the treatment, prevention and/or control of all diseases and/or conditions in humans, including but not limited to Alzheimer’s Disease and Mild Cognitive Impairment.

1.7.           “Governmental Authority” means any court, agency, department, authority or other instrumentality of any national, state, county, city or other political subdivision.

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1.8.            "Law" or “Laws” means all laws, statutes, rules, regulations, orders, judgments and/or ordinances of any Governmental Authority.

1.9.           “Lead Compound” means Licensee’s antibody directed toward Amyloid Beta, commonly referred to within Licensee as [***].

1.10.           “Licensed Patents” means any U.S. and ex-U.S. patents and patent applications listed on Schedule 1 having claims that encompass [***] Compounds, and any divisional, continuation or continuation-in-part thereof or substitute therefor, any foreign patent applications corresponding to any such patent applications, and any U.S. or foreign patent or the equivalent thereof issuing therefrom, and any reissue, re-examination, renewal, supplementary protection certificate or extension thereof, all to the extent within the Control of Licensor as of the Effective Date.

1.11.           “Licensed Product” means any product in any dosage form containing the [***] Compound, the development, manufacture, use, sale or importation of which product would, absent the license granted by Licensor to Licensee herein, infringe any Valid Claim in any Licensed Patent.

1.12.           “Net Sales” means with respect to Licensed Products, the gross amount invoiced by Licensee, its Affiliates and its sublicensees of such Licensed Products to Third Parties, less (a) bad debts related to such Licensed Products and (b) sales returns and allowances actually paid, granted or accrued, including, trade, quantity and cash discounts and any other adjustments, including, those granted on account of price adjustments, billing errors, rejected goods, damaged or defective goods, recalls, returns, rebates, chargeback rebates, reimbursements or similar payments granted or given to wholesalers or other distributors, buying groups, health care insurance carriers or other institutions, adjustments arising from consumer discount programs or other similar programs, customs or excise duties, sales tax, consumption tax, value added tax, and other taxes (except income taxes) or duties relating to sales, any payment in respect of sales to the United States government, any state government or any foreign government, or to any other Governmental Authority, or with respect to any government-subsidized program or managed care organization, and freight and insurance (to the extent that Licensee bears the cost of freight and insurance for a Licensed Product).  Net Sales shall be determined from books and records maintained in accordance with generally acceptable accounting principles in the United States, as consistently applied by Licensee with respect to sales of all its pharmaceutical products.

1.13.           “Party” means each party to this Agreement and their respective successors and permitted assigns.

1.14.           “Person” means any natural person or legal entity.

1.15.           “[***] Compound” means any antibody owned or licensed by Licensee or an Affiliate directed towards Amyloid Beta, including the Lead Compound.

1.16.           [***]

1.17.           “Royalty Payments” is defined in Section 3.1.4.

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1.18.           “Territory” means worldwide.

1.19.           ”Third Party” means any Person or entity other than Licensee, Licensor or any of their respective Affiliates.

1.20.           “Valid Claim” means any claim of any issued and unexpired patent that has not been rejected, revoked, or held unenforceable or invalid by a decision of a court or other government agency of competent jurisdiction which decision is unappealable or unappealed within the time allowed for appeal, or that has not been dedicated to the public, disclaimed, withdrawn, abandoned or admitted by Licensor to be invalid or unenforceable through reissue, disclaimer or otherwise.

2.           OPTION AND LICENSE.

2.1             Option.  Intelllect hereby grants to [***] and its Affiliates an irrevocable option (the “Option”), to be exercised at [***]’s sole unfettered discretion, to acquire the license described in Section 2.2 below.  The Option may be exercised any time from the Effective Date until March 31, 2009 (the “Option Period”).  [***] (or an Affiliate of [***]) shall notify Intellect whether or not it wishes to exercise the Option as promptly as practicable after [***] has made its decision whether to exercise or not to exercise the Option, but in no event no later than the last day of the Option Period.

2.2             Grant of License.  Subject to the terms of this Agreement, if [***] exercises the Option pursuant to Section 2.1, Intellect hereby grants to [***] and its Affiliates, commencing immediately upon exercise of the Option and for the term of this Agreement, a non-exclusive, royalty bearing license under the Licensed Patents, with the right to grant sublicenses, to develop, have developed, make, have made, use, offer to sell, sell, import and have imported Licensed Products in the Territory in the Field.  Upon exercise of the Option, Intellect will be referred to as “Licensor” and [***] will be referred to as “Licensee”, provided, that use of such names in describing the parties is for ease of reference only, and will not have any legal effect.

2.3             Compliance and Approvals.   Licensee shall comply with all applicable Laws.  Licensee shall be responsible for obtaining all regulatory approvals required for the manufacture and sale of Licensed Products.

2.3             Authority.  Licensee has sole authority in all matters related to the research, development, manufacture and commercialization of the Licensed Products, whether conducted using its own or its Affiliates’ resources or through one or more Third Parties of its choosing.

3.           PAYMENTS

3.1             Payments.  [***] shall make the following payments to Intellect:

   3.1.1           Upfront Payment.  Within ten (10) business days after execution of this Agreement, [***] shall pay Intellect a non-refundable fee of [***] for the Option, of which [***] is creditable against the Exercise Fee.

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3.1.2           Exercise Fee.  Within ten (10) business days following exercise of the Option, Licensee will pay a [***] exercise fee (the “Exercise Fee”), such Exercise Fee to be reduced by [***] as a credit in respect of the upfront payment made pursuant to Section 3.1.1 above.

3.1.3           Milestone Payments.  Licensee shall pay to Licensor the following non-refundable milestone payments, to be paid only once, at the time when a Licensed Patent or Licensed Product reaches, as the case may be, a milestone described below:

a.	Upon the later of (1) exercise of the Option, and (2) grant in the United States of a Licensed Patent with at least one Valid Claim that covers a Licensed Product in the Territory in the Field, [***].

b.
After Licensee reaches aggregate annual Net Sales in excess of [***] for any Licensed Product in countries in which there are then existing one or more Valid Claims covering the Licensed Product (“Covered Countries”), Licensee would pay Licensor [***].  Such payment is payable one time only, regardless of the number of Licensed Products that reach such annual Net Sales in such Covered Countries and the number of times such milestone is reached.

c.
For the avoidance of doubt:  (i) each milestone payment shall be payable only on the first occurrence of the corresponding event milestone; and (ii) none of the event milestone payments shall be payable more than once.  In the event that a Party has given the other Party any notice of termination of this Agreement under Article 7, no further payments under Section 3.1.3(a) shall become due following the date of such notice, but all payments due with respect to milestones achieved prior to such date shall remain payable in accordance with their terms.

Each such milestone payment shall be due upon the achievement of such milestone and payable to Licensor within thirty (30) business days after the date such milestone is achieved (whether achieved by or on behalf of Licensee or any of its Affiliates or sublicensees).

3.1.4           Royalties.  In addition to the payments provided in Sections 3.1.1, 3.1.2 and Section 3.1.3, in consideration of the rights granted hereunder, and subject to the terms and conditions of this Agreement, Licensee shall pay or cause to be paid to Licensor a royalty on all Net Sales of all Licensed Products by Licensee or any of its Affiliates or permitted sublicensees (“Royalty Payments”) in an amount equal to:

a.	[***] of Net Sales for the portion of aggregate Net Sales of such Licensed Products in a calendar year in the Territory below or equal to [***]; plus

b.	[***] of Net Sales for the portion of aggregate Net Sales of such Licensed Products in a calendar year in the Territory greater than [***] and less than or equal to [***]; plus

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c.	[***] Net Sales for the portion of aggregate Net Sales of such Licensed Products in a calendar year in the Territory greater than [***] and less than or equal to [***]; plus

d.	[***] of Net Sales for the portion of aggregate Net Sales of such Licensed Products in a calendar year in the Territory in excess of [***].

Royalty Payments shall be made in accordance with Sections 4, for the period commencing upon launch of a Licensed Product in a country (or upon issuance of a Valid Claim, whichever is later) and ending upon the date on which such Licensed Product is no longer covered by a Valid Claim in such country.

3.1.5.           Most Favored Nation.  In the event that Licensor grants or has granted to any Third Party a license under the Licensed Patents, which license requires such Third Party to pay less than any of the payments and/or royalties set forth in this Agreement, such lesser payments and royalties shall be substituted for the payments and royalties payable by Licensee under this Agreement, and any amounts paid by Licensee prior to the issuance of such Third Party license in excess of such lesser payments and royalties shall be credited against future payments and/or royalties payable by Licensee to Licensor under the Agreement.

3.1.6.           Third Party Royalty Obligations.  If Licensee, its Affiliate or permitted sublicensee determines in its reasonable discretion that it is necessary to obtain intellectual property rights from a Third Party (or has obtained such a license) in order to make, use, sell, offer for sale, supply, cause to be supplied, or import a Licensed Product in a country in the Territory to pay a royalty to a Third Party based on the sale of a Licensed Product in a country in the Territory (including in connection with the settlement of a patent infringement claim or as a result of Licensee being subject to a final court or other binding order or ruling requiring such payments, to a Third Party patent holder in respect of sales of any Licensed Product in a country in the Territory), then (a) Licensee, its Affiliate or sublicensee may negotiate and procure any such licensing agreements (but will not be under an obligation to Licensor to do so), and (b) the amount of Licensee’s royalty payments under Section 3.1.4 with respect to Net Sales for such Licensed Product in such country shall be reduced by [***] of the amount of such royalties payable by Licensee to such Third Party; provided, however, that in no event will a deduction, or deductions, under this Section 3.1.5, in the aggregate, reduce any  Royalty Payment made by Licensee in respect of Net Sales of such Licensed Product pursuant to Section 3.1.4 by more than [***]; and provided further, that no deduction or deductions will be permitted in respect of formulation claims of such Third Party patent holders.

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3.1.7           Payment of Fees Following Opposition.  In the event Licensee, its Affiliates or sublicensees files or maintains the opposition proceeding described in Section 7.2.2, following which event (i) Licensor elects not to terminate this Agreement within thirty (30) days of such filing, and (ii) any of the claims opposed in such opposition proceeding that Licensee would infringe in the absence of this Agreement is upheld by the EPO, Licensee shall pay Licensor its reasonable legal fees in connection with such opposition proceeding; provided, however, if Licensee, an Affiliate or sublicensee only becomes a party to the opposition proceeding after a Third Party initiates such proceeding, Licensee would only be liable for a portion of such legal fees, determined by dividing such fees by the number of persons that became a party to such opposition.

3.2           Records.  During the term of this Agreement and for two (2) years thereafter, Licensee shall (and shall cause its Affiliates, distributors and permitted sublicensees to) keep complete and accurate records of sales of Licensed Products and such other matters as may affect the determination of any amount payable to Licensor hereunder in sufficient detail to enable certified public accountants engaged by Licensor to determine any amounts payable to Licensor under this Agreement.  Licensee shall (and shall cause its Affiliates, distributors and permitted sublicensees to) permit an independent certified public accountants engaged by Licensor, at Licensor’s expense (except as provided below), and reasonably acceptable to Licensee to examine not more than once in any twelve-month period per Person its books, ledgers, and records during regular business hours for the purpose of and to the extent necessary to verify any report required under this Agreement or the accuracy of any amount payable hereunder.  In addition, Licensee shall (and shall cause its Affiliates, distributors and permitted sublicensees to) permit Licensor or its representatives to examine periodically any documents relating to its sublicensing of the Licensed Patents during regular business hours.  Licensee may require such accountants to enter into a reasonably acceptable confidentiality agreement, and in no event shall such accountants disclose to Licensor any information, other than such as relates to the accuracy of the corresponding royalty reports pursuant to Section 4.2.  The opinion of said independent accountants regarding such reports and related payments shall be binding on the parties, other than in the case of manifest error.  Should any examination conducted by Licensor or its representatives pursuant to the provisions of this paragraph result in an increase of more than  5% of any payment due Licensor hereunder, Licensee, in addition to any amounts that may be due Licensor, shall be obligated to reimburse any out of pocket expenses incurred by Licensor with respect to such examination within thirty (30) days after receipt of an invoice therefor from Licensor.  Any overpayment of royalties by Licensee revealed by an examination shall be fully-creditable against future royalty payments under Section 3.1.4.

4.           Payments.

4.1           Inter-Company Sales.  Sales between or among Licensee, its Affiliates or sublicensees shall not be subject to royalties under Section 3, unless Licensee, or such Affiliate or sublicensee is the end-user of the Licensed Product.  Licensee shall be responsible for the payment of royalties on Net Sales by its Affiliates or sublicensees to Third Parties.

4.2           Royalty Reporting. Licensee shall make royalty payments to Licensor with respect to each [***] within sixty (60) days after the end of such [***], and each payment shall be accompanied by a report identifying the Licensed Product, each applicable country, Net Sales for each such country, and the amount payable to Licensor, as well as the computation thereof.  Said reports shall be kept confidential by Licensor and not disclosed to any other party, other than Licensor’s accountants which shall be obligated to keep such information confidential, and such information and reports shall only be used for purposes of this Agreement.

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4.3           Fund Transfers.  Each payment hereunder shall be made by electronic transfer in immediately available funds via either a bank wire transfer, an ACH (automated clearing house) mechanism, or any other means of electronic funds transfer, at Licensee’s election, to Licensor’s account at [***], or to such other bank account as Licensor shall designate in a notice at least five (5) Business Days before the payment is due.  All payments under this Agreement shall bear interest from the fifteenth (15th) day after the date due until paid at a rate equal to the thirty (30)-day United States dollar LIBOR rate in effect on the date that payment was due, as published by The Financial Times.  All payments made under this Agreement shall be non-refundable.

4.4           Taxes.

  4.4.1           VAT.  It is understood and agreed between the parties that any payments made by Licensee under this Agreement are inclusive of any value added or similar tax imposed upon such payments.

  4.4.2           Withholding Tax Matters. In addition, in the event any of the payments made by Licensee pursuant to Section 3 become subject to withholding taxes under the Laws of any jurisdiction, Licensee shall deduct and withhold the amount of such taxes for the account of Licensor to the extent required by Law, such payment to Licensee shall be reduced by the amount of taxes deducted and withheld, and Licensee shall pay the amount of such taxes to the proper Governmental Authority in a timely manner and promptly transmit to Licensor an official tax certificate or other evidence of such tax obligations, together with proof of payment from the relevant Governmental Authority of all amounts deducted and withheld sufficient to enable Licensor to claim such payment of taxes. Any such withholding taxes required under applicable Law to be paid or withheld shall be an expense of, and borne solely by, Licensor.  Licensee will provide Licensor with reasonable assistance, at Licensee’s expense, to enable Licensee to recover such taxes as permitted by Law.

5.           PROTECTION OF INTELLECTUAL PROPERTY RIGHTS

5.1           Patent Prosecution/Patent Costs.  Licensor shall be responsible for the prosecution, maintenance, renewal, extension and defense of all Licensed Patents in its sole discretion and at its expense.

5.2           Patent Enforcement.  In the event a Party becomes aware of any possible or actual Third Party infringement of the Licensed Patents, that Party shall promptly notify the other Party and provide it with full details.

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(b) With respect to any Licensed Product made, used, sold, imported or exported by a Third Party which Licensee reasonably believe infringes a claim of one or more Licensed Patents, at the written request of Licensee provided in Licensee’s sole discretion (“Written Request”), Licensor shall, at Licensee's expense, commence suit or other proceedings and/or file any claims appropriate to abate such infringement (“Enforcement”), engaging legal counsel mutually acceptable to all Parties.  Licensee, at its sole election, shall have the right, but not the obligation, to be joined as party plaintiffs in any such Enforcement to the full extent permitted by law in the relevant jurisdiction.  In resolving any Enforcement (or related settlement) initiated by Licensor as described above, Licensor and Licensee shall first be reimbursed for all costs associated with the Enforcement or its settlement, including, without limitation, attorney fees, after which Licensee shall be paid [***] and Licensor shall be paid [***] of any funds remaining from the sums recovered in the Enforcement or its settlement.  In the event Licensor has not commenced Enforcement (through mutually agreed upon counsel) within thirty (30) days after receiving such Written Request from Licensee, then Licensee shall have the right, but not the obligation, to initiate Enforcement at their own expense and to join Licensor as a party plaintiff in any such suit or proceeding, if required by law in the relevant jurisdiction and at no cost or expense to Licensor.  In resolving any such Enforcement initiated by Licensee, Licensee shall be entitled to receive and retain any and all sums recovered in the Enforcement or its settlement.  Licensor shall control any Enforcement action but shall consult with Licensee regarding Enforcement strategy and tactics.

(c)
With respect to any infringing activity set forth in clause (b) above, and any other infringement of Licensed Patents by a Third Party, if Licensor fails to commence any suit or proceeding or otherwise abate such infringement within one hundred and twenty (120) days of the date that Licensor first becomes aware of such infringement, all royalties and other payments payable by Licensees hereunder shall automatically be reduced by fifty percent (50%) (“Infringement Abatement”).  For the avoidance of doubt, any such Infringement Abatement shall be calculated independently of, and applied in addition to, any abatement for Third Party Royalties pursuant to Section 3.1.6.

(d)
For the sake of clarity, it shall not be an act of infringement of Licensed Patents for Licensor or any licensee, sublicensee, assignee, transferee or designee of Licensor to research, develop, use, have used, make, have made, offer for sale, sell, have sold, import or export any products Controlled by Licensor.

(e)
Anything to the contrary herein notwithstanding, Licensor shall not be obligated to initiate or undertake Enforcement (or to join in any action with Licensee pursuant to Section 5.1(b)) against any product or third party against which Licensor (either alone or together with another party that is a licensee under the Licensed Patents) has previously initiated or undertaken Enforcement, or other action intended to abate any infringement of Licensed Patents, by such product or third party prior to receipt of a Written Request from Licensee (“Prior Enforcement”).  In the event that Licensor has initiated Prior Enforcement, the provisions of Section 5.1(c) shall not apply and there shall be no reduction of the royalties due to Licensor under Section 5.1(c) in respect of such Prior Enforcement.

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6.           INDEMNIFICATION; ETC.

6.1           Indemnification.

6.1.1           Licensee shall indemnify, defend and hold harmless Licensor, its Affiliates, and their respective directors, partners, officers, managers, employees and agents and their respective successors, heirs and assigns (each an “Indemnitee”), against any liability, damage, deficiency, loss, obligation or expense of any kind (including reasonable attorneys’ fees and expenses of litigation) incurred by or imposed upon any Indemnitee as a result of or relating to (a) any death, illness, personal injury, property damage, improper business practices or other loss, casualty or harm arising out of the development, manufacture, sale, use or other disposition of any Licensed Product (whether based on negligence or other tort, warranty, strict liability, or any other theory) or (b) any breach of this Agreement by Licensee, its Affiliates or any of its permitted sublicensees.

6.1.2           This Section 6.1 shall survive expiration or termination of this Agreement.

6.2           Warranty Disclaimer.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTY INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY OF THE LICENSED PATENTS OR ANY LICENSED PRODUCTS OR OTHERWISE AND HEREBY DISCLAIMS THE SAME.  EXCEPT AS PROVIDED BELOW, LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTY THAT THE MANUFACTURE, USE OR SALE OF ANY LICENSED PRODUCT WILL NOT INFRINGE ANY PATENT OR OTHER RIGHT OF ANY PARTY OR THIRD PERSON AND HEREBY DISCLAIMS THE SAME.

6.3           Representations and Warranties of Licensor.  Licensor hereby represents, warrants and covenants to Licensee that Licensor has the full right and authority to execute and perform this Agreement and the execution and performance of this agreement by Licensor will not conflict with, cause a default under or violate any existing contractual obligation that may be owed by Licensor to any Third Party.  Licensor hereby represents, warrants and covenants that it has the right to grant licenses described in Section 2.1 to all of the patents and patent applications listed in Schedule 1 without violating or breaching any obligations to Third Parties.

6.4            Representations and Warranties of Licensee.  Licensee hereby represents, warrants and covenants to Licensor that Licensee has the full right and authority to execute and perform this Agreement and the execution and performance of this agreement by Licensee will not conflict with, cause a default under or violate any existing contractual obligation that may be owed by Licensee to any Third Party.  Licensee is a wholly-owned subsidiary of [***].

7.           TERM AND TERMINATION

7.1           Term.  This Agreement will be effective as of the Effective Date and will remain in effect, unless terminated under Sections 7.2 or 7.3 below, on a country-by-country basis until all Valid Claims in all Licensed Patents have expired in a country.  Licensee shall have no obligation to make Royalty Payments with respect to the Net Sales of a Licensed Product if all Valid Claims in all Licensed Patents applicable to the development, manufacture, use, sale or importation of such Licensed Product have expired in a country in which such Licensed Product is used, sold or imported.

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7.2           Termination by Licensor.

7.2.1           Termination for Cause.  Licensor shall have the right to terminate this Agreement and the license granted hereunder upon the happening of any of the following events:

(i)
Licensee fails to pay or cause to be paid any payment which has become due and payable to Licensor under this Agreement (other than amounts pursuant to Section 3.1.2) within sixty (60) days after the payment date, following which Licensor has not paid or caused to be paid such amount within thirty (30) days of written notice from Licensor given in respect of such failure to so pay; or

(ii)	Licensee has commenced an action as described in Section 7.2.2.

7.2.2           Termination after Opposition.  If Licensee or any of its Affiliates or sublicensees files or maintains an opposition proceeding in the European Patent Office with respect to EP 0994728 in the European Patent Office (either by itself or through an Affiliate or Third Party), Licensor may, at its option and in its sole discretion, terminate this Agreement with respect to the European Patent Convention countries, by providing written notice of termination to Licensee.

7.2.3           Termination following Failure to Exercise Option.   This Agreement shall automatically terminate upon failure of [***] or an Affiliate to exercise the Option prior to expiration of the Option Period.

7.3           Termination for Breach.  Licensor or Licensee may terminate for material breach of or default under any provision of this Agreement, other than in the case of a Licensee breach, payment obligation referred to in Section 7.2.1(i) or any breach of or default under any provision of Section 7.2.2, and the breaching or defaulting Party has not cured such breach or default within ninety (90) days after written notice from the non-breaching Party specifying the nature of such breach or default (if such breach or default is capable of being cured).

7.4           Insolvency Event.  If Licensee makes a general assignment for the benefit of its creditors, or there shall have been appointed a receiver, trustee or other custodian for Licensee for all or a substantial part of its assets, or any case or proceeding shall have been commenced or other action taken by or against Licensee in bankruptcy or seeking the reorganization, liquidation, dissolution or winding-up of Licensee or any other relief under any bankruptcy, insolvency, reorganization or other similar act or Law, and any such event shall have continued for sixty (60) days undismissed, unstayed, unbonded and undischarged, then Licensor may, upon notice to Licensee, terminate this Agreement, such termination to be effective upon Licensee’s receipt of such notice.

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7.5           Termination by Licensee.  Licensee shall have the right to terminate this Agreement at its sole discretion upon sixty (60) days written notice to Licensor at any time after the cessation of its and its Affiliates’ activities relating to the development, manufacture, commercialization, marketing or sale of the Lead Compound.

7.6           Effect of Termination.

7.6.1           Upon termination of this Agreement for any reason, nothing herein shall be construed to release either Party from any obligation that matured prior to the effective date of such termination, except as provided in Section 3.1.3(c).

7.6.2           Upon termination of this Agreement for any reason, any sublicense granted hereunder with respect to which the sublicensee is not then in breach or default shall continue as a direct license between the sublicensee and the Licensor on the terms of this Agreement, provided that the sublicensee agrees in writing, within thirty (30) days after termination of this Agreement, to be bound by the terms of this Agreement.

7.6.3           The provisions of Sections 5.2 (Infringement by Third Parties) (but only with respect to infringement occurring prior to termination), 6.1 (Indemnification), 6.2 (Warranty Disclaimer), and 8 (General) shall survive termination of this Agreement for any reason.

7.6.4           Licensee may, after termination of this Agreement, sell all Licensed Products which are in inventory at the time of termination, and complete and sell Licensed Products which Licensee can clearly demonstrate were in the process of manufacture at the time of such termination, provided that Licensee shall pay to Licensor any Royalty Payments due on the sale of such Licensed Products and shall submit reports, in accordance with this Agreement.

8.           GENERAL

8.1           Assignment.  This Agreement shall be binding upon and shall inure to the benefit of each Party and each Party’s respective transferees, successors and assigns.   Licensee shall not have the right to assign this Agreement or its rights or obligations hereunder to any other Person; provided, however, Licensee may, without such consent, assign this Agreement in whole or in part to any of its Affiliates, without the prior written consent of the Licensor; provided, further, Upon prior written notice to Licensor, Licensee may assign this Agreement and all of its rights and obligations under this Agreement to such Persons or  Person to which Licensee transfers or licenses on an exclusive basis in a country all or substantially all of the assets and other rights and interests of Licensee with respect to such country, necessary for, involved in or related to the development, manufacture, marketing, commercialization or importation of the [***] and any product containing the [***]; provided that the transferee or licensee of such assets, rights and interests must agree in writing with Licensor to assume all obligations of Licensee hereunder and to be bound by all of the terms and conditions of this Agreement.

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8.2           Publicity.  The Parties agree that except for the press release attached hereto as Schedule 2, neither Party shall issue any news release or other public announcement relating to this Agreement, including any of its terms, the names of the Licensee or its Affiliates, without the prior written approval of the other Party, except as subject to the requirements of applicable Law (including, without limitation, requirements promulgated by the U.S. Securities and Exchange Commission (“SEC”) regarding the disclosure of corporate information in periodic reports).  The Agreement and its terms, including the name of the Licensee and its Affiliates, will remain confidential, except as subject to the requirements of applicable Law (including, without limitation, requirements promulgated by the SEC regarding the disclosure of corporate information in periodic reports) and as otherwise disclosed under obligations of strict confidentiality to potential investors, merger or acquisition candidates, and advisors, consultants, employees, directors and other representatives of Licensor or Licensee.  If a Party determines that it is required by Law to publicly file, register or notify this Agreement or portions thereof (including the name of the licensee or any of its Affiliates) with a Governmental Authority, such party shall (i) initially file a redacted copy of this Agreement (the “Redacted Agreement”) in the form of Schedule 3 attached hereto and such corporate information contained in periodic reports pursuant to the requirements of applicable Law as described in the previous sentence, (ii) request, and use commercially reasonable efforts to obtain, confidential treatment of all terms redacted from this Agreement, as reflected in the Redacted Agreement (including the name of the Licensee and its Affiliates), for a period of at least ten (10) years, (iii) permit the other party to review and approve such request for confidential treatment and any subsequent correspondence with respect thereto at least five (5) Business Days prior to its submission to such Governmental Authority, (iv) promptly deliver to the other Party any written correspondence received by it or its representatives from such Governmental Authority with respect to such confidential treatment request and promptly advise the other Party of any other communications between it or its representatives with such Governmental Authority with respect to such confidential treatment request, (v) upon the written request of the other Party, request an appropriate extension of the term of the confidential treatment period, and (vi) if such Governmental Authority requests any changes to the redactions set forth in the Redacted Agreement or to the disclosure of corporate information described above, use commercially reasonable efforts to support the redactions in the Redacted Agreement as originally filed or changes to the disclosure of corporate information, as the case may be, and shall not agree to any changes to the Redacted Agreement or to changes to the disclosure of corporate information, as the case may be, without first discussing such changes with the other Party and taking the other Party’s comments into consideration when deciding whether to agree to such changes.  In no event shall Licensor be deemed to have breached this Section 8.2 as a result of any decision or directive by the SEC requiring the disclosure of the Agreement or any term thereof, so long as Licensor shall have satisfied its obligation to use commercially reasonable efforts to avoid such directive or decision and otherwise complied with the sentence set forth above.  Each Party shall be responsible for its own legal and other external costs in connection with any such filing, registration or notification. Any breach of this Section 8.2 will be considered a material breach, and shall survive termination of this Agreement.  The parties agree that in the event of a breach of this Section 8.2, the non-breaching party’s sole remedies, at its option, is to (i) terminate this Agreement and the licenses granted hereunder pursuant to Section 7.3 hereof, or (ii) recover monetary damages resulting from such a breach, provided, however, that the maximum amount of damages recoverable by Licensee shall not in any event exceed the amount of aggregate cash paid to Licensor pursuant to Section 3.1, regardless of the type of damages awarded, be they direct, indirect, special, consequential, incidental or exemplary in nature.

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8.3           Entire Agreement/Amendments.  This Agreement constitutes the entire and only agreement between the Parties relating to Licensed Patents, and all prior negotiations, representations, agreements and understandings are superseded hereby.  No agreements amending, altering or supplementing the terms hereof may be made except by means of a written document signed by a duly authorized representative of each Party.

8.4           Notices.  Any notice, communication or payment required or permitted to be given or made hereunder shall be in writing and, except as otherwise expressly provided in this agreement, shall be deemed given or made and effective (i) when delivered personally; or (ii) upon confirmation of receipt if delivered by telex or telecopy (if not a payment); or (iii) when received if sent by overnight express; or (iv) upon confirmation of receipt if mailed by certified or registered mail, postage prepaid and return receipt requested, in each case addressed to Parties at their address stated below, or to such other address as such Party may designate by written notice in accordance with the provisions of this Section 8.4.

LICENSEE:	[***]

[***]

and

[***]

LICENSOR:	Intellect Neurosciences, Inc.
7 West 18th Street, 9th Floor
New York, NY 10011
Attention: Chief Executive Officer
Fax No.: 212-448-9600

8.5           Governing Law; Jurisdiction.  This Agreement shall be construed and enforced in accordance with the domestic substantive laws of The State of New York and the United States of America without regard to any choice or conflict of laws rule or principle that would result in the application of the domestic substantive law of any other jurisdiction other than, in regard to any question affecting the construction or effect of any patent, the law of the jurisdiction under which such patent is granted.  This Agreement shall not be subject to (a) the United Nations Conventions on Contracts for the International Sale of Goods; (b) the 1974 Convention on the Limitation Period in the International Sale of Goods (the “1974 Convention”); or (c) the Protocol amending the 1974 Convention, done at Vienna April 11, 1980.  Any legal or other action hereunder shall be brought in the State and federal courts of New York.  The parties consent to the personal jurisdiction and venue of such courts in the event of such action.

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8.6           Limitation of Liability.  IN NO EVENT SHALL LICENSOR OR LICENSEE BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR EXPECTED SAVINGS OR OTHER ECONOMIC LOSSES, OR FOR INJURY TO PERSONS OR PROPERTY) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ITS SUBJECT MATTER, REGARDLESS WHETHER LICENSOR OR LICENSEE KNOWS OR SHOULD KNOW OF THE POSSIBILITY OF SUCH DAMAGES.  LICENSOR’S AGGREGATE LIABILITY FOR ALL DAMAGES OF ANY KIND RELATING TO THIS AGREEMENT OR ITS SUBJECT MATTER SHALL NOT EXCEED THE AMOUNT PAID BY LICENSEE TO LICENSOR UNDER THIS AGREEMENT, EXCEPT FOR LICENSOR’S GROSS NEGLIGENCE OR WILFULL MISCONDUCT.  The foregoing exclusions and limitations shall apply to all claims and actions of any kind, whether based on contract, tort (including but not limited to negligence), or any other grounds.

8.7           Headings.  Headings included herein are for convenience only, and shall not be used to construe this Agreement.

8.8           Independent Contractors.  For the purposes of this Agreement and all services to be provided hereunder, each Party shall be, and shall be deemed to be, an independent contractor and not an agent, partner, fiduciary, joint venturer or employee of the other Party.  Neither Party shall have authority to make any statements, representations or commitments of any kind, or to take any action which shall be binding on the other Party, except as may be explicitly provided for herein or authorized in writing.

8.9           Severability.  If any provision of this Agreement shall be found by a court of competent jurisdiction to be void, invalid or unenforceable, the same shall either be reformed to comply with applicable Law or stricken if not so conformable, so as not to affect the validity or enforceability of this Agreement.

8.10         Force Majeure.  Neither Party shall be responsible or liable to the other Party for nonperformance or delay in performance of any terms or conditions of this Agreement due to acts or occurrences beyond the control of the nonperforming or delayed Party, including, but not limited to, acts of God, acts of government, wars, riots, strikes or other labor disputes, shortages of labor or materials, fires, and floods, provided the nonperforming or delayed Party provides to the other Party written notice of the existence of and the reason for such nonperformance or delay.

8.11         No Waiver.  Failure of either Party to enforce a right under this Agreement shall not act as a waiver of that right or the ability to later assert that right relative to the particular situation involved or to terminate this Agreement arising out of any subsequent default or breach.

8.12         Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall constitute an original document, but all of which shall constitute the same agreement.

[the remainder of this page is intentionally blank]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.

[***]	INTELLECT NEUROSCIENCES, INC.

By:
Name:	By:
Title:	Name:
Title:

CONFIDENTIAL

Schedule 1

LICENSED PATENTS

Intellect Neurosciences Inc.

Patent Report by Invention						Printed: 8/15/2008
COUNTRY	REFERENCE#	TYP	FILED	SERIAL#	ISSUED	PATENT	STATUS

DNA ENCODING RECOMBINANT ANTIBODY MOLECULES END-SPECIFIC FOR AMYLOID – B PEPTIDES
PHARMACEUTICAL COMPOSITIONS THEREOF AND METHOD OF PREVENTING OR INHIBITING
PROGRESSION OF ALZHEIMER'S DISEASE

UNITED STATES	0203301-US0	NEW	4/9/1997	60/041,850			EXPIRED
AUSTRALIA	2203301-AU0	DCA	4/9/1998	71034/98	5/23/2002	743827	ISSUED
CANADA	2203301-CA0	DCA	4/9/1998	2,286,305			PENDING
CHINA	2203301-CN0	DCA	4/9/1998	98803546.4	12/1/2004	98803546.4	ISSUED
EUROPEAN PATENT	2203301-EP0	DCA	4/9/1998	98918035.1	7/30/2008	0994728	ISSUED
EUROPEAN PATENT	2203301-EP1	DIV	4/9/1998	08011798.9			PENDING
ISRAEL	2203301-IL0	DCA	4/9/1998	132262			PENDING
JAPAN	2203301-JP0	DCA	4/9/1998	10-543043	6/16/2006	3816111	ISSUED
JAPAN	2203301-JP1	DIV	4/9/1998	2005-210196			PENDING
NEW ZEALAND	2203301-NZ0	DCA	4/9/1998	337765	1/10/2002	337765	ISSUED
WIPO	2203301-WO0	CEQ	4/9/1998	PCT/US98/06900			NAT PHASE
UNITED STATES	1203301-US1	DCA	10/12/1999	09/402,820			PENDING
UNITED STATES	1203301-US2	DIV	10/15/2001	09/975,932			ABANDONED
UNITED STATES	1203301-US3	CIP	2/28/2002	10/084,380			PUBLISHED
AUSTRALIA	2203301-AU3	DCA	10/21/2002	2002367734			PENDING
CHINA	2203301-CN3	DCA	10/21/2002	02828857.2			PUBLISHED
EUROPEAN PATENT	2203301-EP3	DCA	10/21/2002	02807019.1			ABANDONED
JAPAN	2203301-JP3	DCA	10/21/2002	2003-572597			PENDING
WIPO	2203301-WO3	CEQ	10/21/2002	PCT/US02/31590			NAT PHASE
SOUTH AFRICA	2203301-ZA3	DCA	10/21/2002	2004/9186	10/26/2005	2004/9186	ISSUED
HONG KONG	2203301-HK3	CEQ	1/27/2006	06101278.5			PUBLISHED
UNITED STATES	1203301-US4	DIV	5/8/2007	11/745,759			PENDING

CONFIDENTIAL

Schedule 2

Intellect Neurosciences, Inc. Grants to Top Tier Global Pharmaceutical Company an Option to License Certain Alzheimer’s Patents and Patent Applications

Agreement Follows Recent Grant by Intellect of License to Wyeth (NYSE:WYE) and Elan Pharma International Ltd.

New York, NY, October , 2008,/PRNewswire/ - Intellect Neurosciences, Inc. (OTCC:ILNS), a biopharmaceutical company focused on development of disease-modifying therapeutic agents for the treatment and prevention of Alzheimer’s disease (AD), announced today that it has entered into an Option Agreement with a top-tier global pharmaceutical company regarding the right to purchase a license to  certain of Intellect’s patents and patent applications related to antibodies and methods of treatment for Alzheimer’s disease.

Intellect is entitled to an option fee upon execution of the Option Agreement. In addition, Intellect will be entitled to fees, and may be entitled to milestone payments and royalties from potential future drug sales upon exercise of the Option by the licensee. Recently, Intellect received its first milestone payment under its license agreement with Wyeth and Elan related to this patent family and may be entitled to additional payments from Wyeth and Elan in the future.

Dr. Daniel Chain, Intellect’s Chairman and CEO and inventor of the licensed patents and patent applications, commented:  “We are pleased to enter into this second agreement with a top-tier global pharmaceutical company for our patent estate relating to the use of antibodies to combat Alzheimer’s disease.  Alzheimer’s patients need strong and capable partners in their fight to overcome this devastating disease. We believe that several therapeutic agents may be necessary to fully treat the AD population and that our licensing efforts, together with our internal program development, will increase the likelihood of developing safe and effective therapies, as well as provide us with financial rewards.”

About Intellect’s Immunotherapy Platforms for Alzheimer’s disease

Intellect’s immunotherapy platforms aim to prevent the accumulation of aggregated beta amyloid protein fragments in the brain that are thought to be the root cause of Alzheimer’s disease. In healthy people, beta amyloid does not aggregate but in Alzheimer’s patients it clumps first to form long fibrils, like tentacles, that eventually deposit on the surface of nerve cells as a spaghetti-like protein mass called amyloid plaques. The beta amyloid fragments are generated as a product of metabolism from the much larger Amyloid Precursor Protein which is present in most tissues in the body and implicated in numerous important physiological functions. Intellect’s immunotherapy approach for Alzheimer’s disease involves making an antibody molecule available to bind to the beta-amyloid toxin, thus promoting its clearance away from sites of damage the brain. This therapeutic outcome can be potentially achieved either by administering an externally generated monoclonal antibody (passive immunization) or by provoking the patient’s immune system to generate such an antibody (active immunization). Both approaches have the potential to slow or arrest disease progression provided that key safety issues are addressed. Of particular importance is the need to avoid interfering with the physiological roles of the Amyloid Precursor Protein.  Intellect’s has incorporated proprietary safety features into its ANTISENILIN® monoclonal antibody and RECALL-VAXTM technology platforms for both passive and active immunization, respectively to minimize the potential for adverse side-effects by generating antibodies that bind only the toxic beta amyloid and not the Amyloid Precursor Protein. These features and supporting patent position provides the Company with a strong competitive advantage in this field.

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About Alzheimer’s disease

Alzheimer’s disease, the most common form of dementia, is characterized by progressive loss of memory and cognition, ultimately leading to complete debilitation and death. A hallmark feature of Alzheimer’s pathology is the presence of insoluble protein deposits known as beta-amyloid on the surface of nerve cells, which results from the accumulation of soluble beta-amyloid in the brain. The effects of the disease are devastating to the patients as well as the caregivers, with significant associated health care costs. It is estimated that there are more than 5 million Americans and about 30 million people suffering from Alzheimer’s disease world wide with the number expected to increases dramatically as the global population ages. Currently marketed drugs transiently affect some of the symptoms of the disease, but there are no drugs on the market today that slow or arrest the progression of the disease. These symptomatic drugs are projected to generate more than $6 billion in sales by 2010, indicating both the size of the market and the demand for effective treatment beyond symptomatic improvements.

About Intellect Neurosciences, Inc.

Intellect Neurosciences, Inc. is a biopharmaceutical company engaged in the discovery and development of disease-modifying therapeutic agents for the treatment and prevention of Alzheimer’s disease and other disorders. The company has a broad proprietary immunotherapy platform for both passive and active immunization against Alzheimer’s disease. Also, Intellect has completed Phase I clinical trials for OXIGON™, which has potential to treat Alzheimer’s disease and other serious disorders.

For additional information, please visit http://www.intellectns.com, or contact:

Elliot Maza, JD, CPA
President & Chief Financial Officer
Intellect Neurosciences, Inc.
7 West 18th Street, 9th Floor New York, NY 10011,
USA Tel: 212-448-9300

CONFIDENTIAL

Safe Harbor Statement Regarding Forward-Looking Statements

The statements in this release and oral statements made by representatives of Intellect relating to matters that are not historical facts (including without limitation those regarding future performance or financial results, the timing or potential outcomes of research collaborations or clinical trials, any market that might develop for any of Intellect’s product candidates and the sufficiency of Intellect’s cash and other capital resources) are forward-looking statements that involve risks and uncertainties, including, but not limited to, the likelihood that actual performance or results could materially differ, that future research will prove successful, the likelihood that any product in the research pipeline will receive regulatory approval in the United States or abroad, or Intellect's ability to fund such efforts with or without partners. Intellect undertakes no obligation to update any of these statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date hereof. Accordingly any forward-looking statements should be read in conjunction with the additional risks and uncertainties detailed in Intellect's filings with the Securities and Exchange Commission, including those factors discussed under the caption "Risk Factors" in Intellect's Annual Report on Form 10-KSBA (file no. 1-10615) filed on October 19, 2007,and our Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007, filed on December 10, 2007 (file no. 1-10615), and for the quarter ended December 31, 2007, filed on February 19, 2007.

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Schedule 3

OPTION & LICENSE AGREEMENT

by and between

INTELLECT NEUROSCIENCES, INC.

and

[***]

dated as of

October 3, 2008

CONFIDENTIAL

OPTION & LICENSE AGREEMENT

THIS AGREEMENT is made as of October 3, 2008 (the “Effective Date”) by and between INTELLECT NEUROSCIENCES, INC. having a place of business at 7 West 18th St. 9th Fl. New York 10011 (“Intellect”, and following exercise of the Option (as defined below), “Licensor”), and [***], having a place of business at [***] (“[***]”, and following exercise of the Option, “Licensee”).

Intellect is the owner of the Licensed Patents, as defined below.

[***] wishes to purchase an option to obtain a license under the Licensed Patents, to practice the technology included or claimed in the Licensed Patents and to make, have made, use, sell, offer to sell and import Licensed Products, as defined below.

Intellect is willing to grant such an option, and following exercise of the option, a license to [***] on the terms and conditions of this Agreement.

Intellect and [***] have therefore agreed as follows:

2.           DEFINITIONS

The following terms shall have the meanings indicated in this Agreement:

2.1.           “Agreement” means this Agreement, including all schedules hereto.

2.2.           “Affiliate” means any Person controlled by, controlling, or under common control with either Licensee or Licensor.  For this purpose, “control” means direct or indirect beneficial ownership of at least fifty percent (50%) interest in the voting stock (or the equivalent) of such Person or having the right to direct, appoint or remove a majority or more of the members of its board of directors (or their equivalent), or having the power to control the general management of such Person, by contract, law or otherwise.

2.3.           “Control” or “Controlled” shall mean with respect to intellectual property, the right to grant a license or sublicense with respect thereto, whether by ownership, license or otherwise.

2.4.           “Effective Date” has the meaning given to it in the Preamble.

2.5.           “Exercise Fee: is defined in Section 3.1.2.

2.6.           “Field” shall mean the treatment, prevention and/or control of all diseases and/or conditions in humans, including but not limited to Alzheimer’s Disease and Mild Cognitive Impairment.

2.7.           “Governmental Authority” means any court, agency, department, authority or other instrumentality of any national, state, county, city or other political subdivision.

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2.8.           "Law" or “Laws” means all laws, statutes, rules, regulations, orders, judgments and/or ordinances of any Governmental Authority.

2.9.           “Lead Compound” means Licensee’s antibody directed toward Amyloid Beta, commonly referred to within Licensee as [***].

2.10.         “Licensed Patents” means any U.S. and ex-U.S. patents and patent applications listed on Schedule 1 having claims that encompass [***] Compounds, and any divisional, continuation or continuation-in-part thereof or substitute therefor, any foreign patent applications corresponding to any such patent applications, and any U.S. or foreign patent or the equivalent thereof issuing therefrom, and any reissue, re-examination, renewal, supplementary protection certificate or extension thereof, all to the extent within the Control of Licensor as of the Effective Date.

2.11.         “Licensed Product” means any product in any dosage form containing the [***] Compound, the development, manufacture, use, sale or importation of which product would, absent the license granted by Licensor to Licensee herein, infringe any Valid Claim in any Licensed Patent.

2.12.         “Net Sales” means with respect to Licensed Products, the gross amount invoiced by Licensee, its Affiliates and its sublicensees of such Licensed Products to Third Parties, less (a) bad debts related to such Licensed Products and (b) sales returns and allowances actually paid, granted or accrued, including, trade, quantity and cash discounts and any other adjustments, including, those granted on account of price adjustments, billing errors, rejected goods, damaged or defective goods, recalls, returns, rebates, chargeback rebates, reimbursements or similar payments granted or given to wholesalers or other distributors, buying groups, health care insurance carriers or other institutions, adjustments arising from consumer discount programs or other similar programs, customs or excise duties, sales tax, consumption tax, value added tax, and other taxes (except income taxes) or duties relating to sales, any payment in respect of sales to the United States government, any state government or any foreign government, or to any other Governmental Authority, or with respect to any government-subsidized program or managed care organization, and freight and insurance (to the extent that Licensee bears the cost of freight and insurance for a Licensed Product).  Net Sales shall be determined from books and records maintained in accordance with generally acceptable accounting principles in the United States, as consistently applied by Licensee with respect to sales of all its pharmaceutical products.

2.13.         “Party” means each party to this Agreement and their respective successors and permitted assigns.

2.14.         “Person” means any natural person or legal entity.

2.15.         “[***] Compound” means any antibody owned or licensed by Licensee or an Affiliate directed towards Amyloid Beta, including the Lead Compound.

2.16.         “[***]

2.17.         “Royalty Payments” is defined in Section 3.1.4.

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2.18.         “Territory” means worldwide.

2.19.         ”Third Party” means any Person or entity other than Licensee, Licensor or any of their respective Affiliates.

2.20.         “Valid Claim” means any claim of any issued and unexpired patent that has not been rejected, revoked, or held unenforceable or invalid by a decision of a court or other government agency of competent jurisdiction which decision is unappealable or unappealed within the time allowed for appeal, or that has not been dedicated to the public, disclaimed, withdrawn, abandoned or admitted by Licensor to be invalid or unenforceable through reissue, disclaimer or otherwise.

2.           OPTION AND LICENSE.

2.1           Option.  Intelllect hereby grants to [***] and its Affiliates an irrevocable option (the “Option”), to be exercised at [***]’s sole unfettered discretion, to acquire the license described in Section 2.2 below.  The Option may be exercised any time from the Effective Date until March 31, 2009 (the “Option Period”).  [***] (or an Affiliate of [***]) shall notify Intellect whether or not it wishes to exercise the Option as promptly as practicable after [***] has made its decision whether to exercise or not to exercise the Option, but in no event no later than the last day of the Option Period.

2.2           Grant of License.  Subject to the terms of this Agreement, if [***] exercises the Option pursuant to Section 2.1, Intellect hereby grants to [***] and its Affiliates, commencing immediately upon exercise of the Option and for the term of this Agreement, a non-exclusive, royalty bearing license under the Licensed Patents, with the right to grant sublicenses, to develop, have developed, make, have made, use, offer to sell, sell, import and have imported Licensed Products in the Territory in the Field.  Upon exercise of the Option, Intellect will be referred to as “Licensor” and [***] will be referred to as “Licensee”, provided, that use of such names in describing the parties is for ease of reference only, and will not have any legal effect.

2.3           Compliance and Approvals.   Licensee shall comply with all applicable Laws.  Licensee shall be responsible for obtaining all regulatory approvals required for the manufacture and sale of Licensed Products.

2.3           Authority.  Licensee has sole authority in all matters related to the research, development, manufacture and commercialization of the Licensed Products, whether conducted using its own or its Affiliates’ resources or through one or more Third Parties of its choosing.

3.           PAYMENTS

3.1           Payments.  [***] shall make the following payments to Intellect:

 3.1.1         Upfront Payment.  Within ten (10) business days after execution of this Agreement, [***] shall pay Intellect a non-refundable fee of [***] for the Option, of which [***] is creditable against the Exercise Fee.

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 3.1.3         Exercise Fee.  Within ten (10) business days following exercise of the Option, Licensee will pay a [***] exercise fee (the “Exercise Fee”), such Exercise Fee to be reduced by [***] as a credit in respect of the upfront payment made pursuant to Section 3.1.1 above.

 3.1.3         Milestone Payments.  Licensee shall pay to Licensor the following non-refundable milestone payments, to be paid only once, at the time when a Licensed Patent or Licensed Product reaches, as the case may be, a milestone described below:

d.	Upon the later of (1) exercise of the Option, and (2) grant in the United States of a Licensed Patent with at least one Valid Claim that covers a Licensed Product in the Territory in the Field, [***].

e.
After Licensee reaches aggregate annual Net Sales in excess of [***] for any Licensed Product in countries in which there are then existing one or more Valid Claims covering the Licensed Product (“Covered Countries”), Licensee would pay Licensor [***].  Such payment is payable one time only, regardless of the number of Licensed Products that reach such annual Net Sales in such Covered Countries and the number of times such milestone is reached.

f.
For the avoidance of doubt:  (i) each milestone payment shall be payable only on the first occurrence of the corresponding event milestone; and (ii) none of the event milestone payments shall be payable more than once.  In the event that a Party has given the other Party any notice of termination of this Agreement under Article 7, no further payments under Section 3.1.3(a) shall become due following the date of such notice, but all payments due with respect to milestones achieved prior to such date shall remain payable in accordance with their terms.

Each such milestone payment shall be due upon the achievement of such milestone and payable to Licensor within thirty (30) business days after the date such milestone is achieved (whether achieved by or on behalf of Licensee or any of its Affiliates or sublicensees).

 3.1.4         Royalties.  In addition to the payments provided in Sections 3.1.1, 3.1.2 and Section 3.1.3, in consideration of the rights granted hereunder, and subject to the terms and conditions of this Agreement, Licensee shall pay or cause to be paid to Licensor a royalty on all Net Sales of all Licensed Products by Licensee or any of its Affiliates or permitted sublicensees (“Royalty Payments”) in an amount equal to:

a.	[***] of Net Sales for the portion of aggregate Net Sales of such Licensed Products in a calendar year in the Territory below or equal to [***]; plus

e.	[***] of Net Sales for the portion of aggregate Net Sales of such Licensed Products in a calendar year in the Territory greater than [***] and less than or equal to [***]; plus

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f.	[***] Net Sales for the portion of aggregate Net Sales of such Licensed Products in a calendar year in the Territory greater than [***] and less than or equal to [***]; plus

g.	[***] of Net Sales for the portion of aggregate Net Sales of such Licensed Products in a calendar year in the Territory in excess of [***].

Royalty Payments shall be made in accordance with Sections 4, for the period commencing upon launch of a Licensed Product in a country (or upon issuance of a Valid Claim, whichever is later) and ending upon the date on which such Licensed Product is no longer covered by a Valid Claim in such country.

3.1.5.        Most Favored Nation.  In the event that Licensor grants or has granted to any Third Party a license under the Licensed Patents, which license requires such Third Party to pay less than any of the payments and/or royalties set forth in this Agreement, such lesser payments and royalties shall be substituted for the payments and royalties payable by Licensee under this Agreement, and any amounts paid by Licensee prior to the issuance of such Third Party license in excess of such lesser payments and royalties shall be credited against future payments and/or royalties payable by Licensee to Licensor under the Agreement.

3.1.6.        Third Party Royalty Obligations.  If Licensee, its Affiliate or permitted sublicensee determines in its reasonable discretion that it is necessary to obtain intellectual property rights from a Third Party (or has obtained such a license) in order to make, use, sell, offer for sale, supply, cause to be supplied, or import a Licensed Product in a country in the Territory to pay a royalty to a Third Party based on the sale of a Licensed Product in a country in the Territory (including in connection with the settlement of a patent infringement claim or as a result of Licensee being subject to a final court or other binding order or ruling requiring such payments, to a Third Party patent holder in respect of sales of any Licensed Product in a country in the Territory), then (a) Licensee, its Affiliate or sublicensee may negotiate and procure any such licensing agreements (but will not be under an obligation to Licensor to do so), and (b) the amount of Licensee’s royalty payments under Section 3.1.4 with respect to Net Sales for such Licensed Product in such country shall be reduced by [***] of the amount of such royalties payable by Licensee to such Third Party; provided, however, that in no event will a deduction, or deductions, under this Section 3.1.5, in the aggregate, reduce any  Royalty Payment made by Licensee in respect of Net Sales of such Licensed Product pursuant to Section 3.1.4 by more than [***]; and provided further, that no deduction or deductions will be permitted in respect of formulation claims of such Third Party patent holders.

CONFIDENTIAL

3.1.7         Payment of Fees Following Opposition.  In the event Licensee, its Affiliates or sublicensees files or maintains the opposition proceeding described in Section 7.2.2, following which event (i) Licensor elects not to terminate this Agreement within thirty (30) days of such filing, and (ii) any of the claims opposed in such opposition proceeding that Licensee would infringe in the absence of this Agreement is upheld by the EPO, Licensee shall pay Licensor its reasonable legal fees in connection with such opposition proceeding; provided, however, if Licensee, an Affiliate or sublicensee only becomes a party to the opposition proceeding after a Third Party initiates such proceeding, Licensee would only be liable for a portion of such legal fees, determined by dividing such fees by the number of persons that became a party to such opposition.

3.2           Records.  During the term of this Agreement and for two (2) years thereafter, Licensee shall (and shall cause its Affiliates, distributors and permitted sublicensees to) keep complete and accurate records of sales of Licensed Products and such other matters as may affect the determination of any amount payable to Licensor hereunder in sufficient detail to enable certified public accountants engaged by Licensor to determine any amounts payable to Licensor under this Agreement.  Licensee shall (and shall cause its Affiliates, distributors and permitted sublicensees to) permit an independent certified public accountants engaged by Licensor, at Licensor’s expense (except as provided below), and reasonably acceptable to Licensee to examine not more than once in any twelve-month period per Person its books, ledgers, and records during regular business hours for the purpose of and to the extent necessary to verify any report required under this Agreement or the accuracy of any amount payable hereunder.  In addition, Licensee shall (and shall cause its Affiliates, distributors and permitted sublicensees to) permit Licensor or its representatives to examine periodically any documents relating to its sublicensing of the Licensed Patents during regular business hours.  Licensee may require such accountants to enter into a reasonably acceptable confidentiality agreement, and in no event shall such accountants disclose to Licensor any information, other than such as relates to the accuracy of the corresponding royalty reports pursuant to Section 4.2.  The opinion of said independent accountants regarding such reports and related payments shall be binding on the parties, other than in the case of manifest error.  Should any examination conducted by Licensor or its representatives pursuant to the provisions of this paragraph result in an increase of more than  5% of any payment due Licensor hereunder, Licensee, in addition to any amounts that may be due Licensor, shall be obligated to reimburse any out of pocket expenses incurred by Licensor with respect to such examination within thirty (30) days after receipt of an invoice therefor from Licensor.  Any overpayment of royalties by Licensee revealed by an examination shall be fully-creditable against future royalty payments under Section 3.1.4.

4.           Payments.

4.1           Inter-Company Sales.  Sales between or among Licensee, its Affiliates or sublicensees shall not be subject to royalties under Section 3, unless Licensee, or such Affiliate or sublicensee is the end-user of the Licensed Product.  Licensee shall be responsible for the payment of royalties on Net Sales by its Affiliates or sublicensees to Third Parties.

4.2           Royalty Reporting. Licensee shall make royalty payments to Licensor with respect to each [***] within sixty (60) days after the end of such [***], and each payment shall be accompanied by a report identifying the Licensed Product, each applicable country, Net Sales for each such country, and the amount payable to Licensor, as well as the computation thereof.  Said reports shall be kept confidential by Licensor and not disclosed to any other party, other than Licensor’s accountants which shall be obligated to keep such information confidential, and such information and reports shall only be used for purposes of this Agreement.

CONFIDENTIAL

4.3           Fund Transfers.  Each payment hereunder shall be made by electronic transfer in immediately available funds via either a bank wire transfer, an ACH (automated clearing house) mechanism, or any other means of electronic funds transfer, at Licensee’s election, to Licensor’s account at [***], or to such other bank account as Licensor shall designate in a notice at least five (5) Business Days before the payment is due.  All payments under this Agreement shall bear interest from the fifteenth (15th) day after the date due until paid at a rate equal to the thirty (30)-day United States dollar LIBOR rate in effect on the date that payment was due, as published by The Financial Times.  All payments made under this Agreement shall be non-refundable.

4.4           Taxes.

4.4.1        VAT.  It is understood and agreed between the parties that any payments made by Licensee under this Agreement are inclusive of any value added or similar tax imposed upon such payments.

4.4.2        Withholding Tax Matters. In addition, in the event any of the payments made by Licensee pursuant to Section 3 become subject to withholding taxes under the Laws of any jurisdiction, Licensee shall deduct and withhold the amount of such taxes for the account of Licensor to the extent required by Law, such payment to Licensee shall be reduced by the amount of taxes deducted and withheld, and Licensee shall pay the amount of such taxes to the proper Governmental Authority in a timely manner and promptly transmit to Licensor an official tax certificate or other evidence of such tax obligations, together with proof of payment from the relevant Governmental Authority of all amounts deducted and withheld sufficient to enable Licensor to claim such payment of taxes. Any such withholding taxes required under applicable Law to be paid or withheld shall be an expense of, and borne solely by, Licensor.  Licensee will provide Licensor with reasonable assistance, at Licensee’s expense, to enable Licensee to recover such taxes as permitted by Law.

5.           PROTECTION OF INTELLECTUAL PROPERTY RIGHTS

5.1           Patent Prosecution/Patent Costs.  Licensor shall be responsible for the prosecution, maintenance, renewal, extension and defense of all Licensed Patents in its sole discretion and at its expense.

5.2           Patent Enforcement.  In the event a Party becomes aware of any possible or actual Third Party infringement of the Licensed Patents, that Party shall promptly notify the other Party and provide it with full details.

CONFIDENTIAL

(b)
With respect to any Licensed Product made, used, sold, imported or exported by a Third Party which Licensee reasonably believe infringes a claim of one or more Licensed Patents, at the written request of Licensee provided in Licensee’s sole discretion (“Written Request”), Licensor shall, at Licensee's expense, commence suit or other proceedings and/or file any claims appropriate to abate such infringement (“Enforcement”), engaging legal counsel mutually acceptable to all Parties.  Licensee, at its sole election, shall have the right, but not the obligation, to be joined as party plaintiffs in any such Enforcement to the full extent permitted by law in the relevant jurisdiction.  In resolving any Enforcement (or related settlement) initiated by Licensor as described above, Licensor and Licensee shall first be reimbursed for all costs associated with the Enforcement or its settlement, including, without limitation, attorney fees, after which Licensee shall be paid[***] and Licensor shall be paid [***] of any funds remaining from the sums recovered in the Enforcement or its settlement.  In the event Licensor has not commenced Enforcement (through mutually agreed upon counsel) within thirty (30) days after receiving such Written Request from Licensee, then Licensee shall have the right, but not the obligation, to initiate Enforcement at their own expense and to join Licensor as a party plaintiff in any such suit or proceeding, if required by law in the relevant jurisdiction and at no cost or expense to Licensor.  In resolving any such Enforcement initiated by Licensee, Licensee shall be entitled to receive and retain any and all sums recovered in the Enforcement or its settlement.  Licensor shall control any Enforcement action but shall consult with Licensee regarding Enforcement strategy and tactics.

(c)
With respect to any infringing activity set forth in clause (b) above, and any other infringement of Licensed Patents by a Third Party, if Licensor fails to commence any suit or proceeding or otherwise abate such infringement within one hundred and twenty (120) days of the date that Licensor first becomes aware of such infringement, all royalties and other payments payable by Licensees hereunder shall automatically be reduced by fifty percent (50%) (“Infringement Abatement”).  For the avoidance of doubt, any such Infringement Abatement shall be calculated independently of, and applied in addition to, any abatement for Third Party Royalties pursuant to Section 3.1.6.

(d)
For the sake of clarity, it shall not be an act of infringement of Licensed Patents for Licensor or any licensee, sublicensee, assignee, transferee or designee of Licensor to research, develop, use, have used, make, have made, offer for sale, sell, have sold, import or export any products Controlled by Licensor.

(e)
Anything to the contrary herein notwithstanding, Licensor shall not be obligated to initiate or undertake Enforcement (or to join in any action with Licensee pursuant to Section 5.1(b)) against any product or third party against which Licensor (either alone or together with another party that is a licensee under the Licensed Patents) has previously initiated or undertaken Enforcement, or other action intended to abate any infringement of Licensed Patents, by such product or third party prior to receipt of a Written Request from Licensee (“Prior Enforcement”).  In the event that Licensor has initiated Prior Enforcement, the provisions of Section 5.1(c) shall not apply and there shall be no reduction of the royalties due to Licensor under Section 5.1(c) in respect of such Prior Enforcement.

CONFIDENTIAL

6.           INDEMNIFICATION; ETC.

6.1           Indemnification.

6.1.1          Licensee shall indemnify, defend and hold harmless Licensor, its Affiliates, and their respective directors, partners, officers, managers, employees and agents and their respective successors, heirs and assigns (each an “Indemnitee”), against any liability, damage, deficiency, loss, obligation or expense of any kind (including reasonable attorneys’ fees and expenses of litigation) incurred by or imposed upon any Indemnitee as a result of or relating to (a) any death, illness, personal injury, property damage, improper business practices or other loss, casualty or harm arising out of the development, manufacture, sale, use or other disposition of any Licensed Product (whether based on negligence or other tort, warranty, strict liability, or any other theory) or (b) any breach of this Agreement by Licensee, its Affiliates or any of its permitted sublicensees.

6.1.2          This Section 6.1 shall survive expiration or termination of this Agreement.

6.2           Warranty Disclaimer.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTY INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY OF THE LICENSED PATENTS OR ANY LICENSED PRODUCTS OR OTHERWISE AND HEREBY DISCLAIMS THE SAME.  EXCEPT AS PROVIDED BELOW, LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTY THAT THE MANUFACTURE, USE OR SALE OF ANY LICENSED PRODUCT WILL NOT INFRINGE ANY PATENT OR OTHER RIGHT OF ANY PARTY OR THIRD PERSON AND HEREBY DISCLAIMS THE SAME.

6.3           Representations and Warranties of Licensor.  Licensor hereby represents, warrants and covenants to Licensee that Licensor has the full right and authority to execute and perform this Agreement and the execution and performance of this agreement by Licensor will not conflict with, cause a default under or violate any existing contractual obligation that may be owed by Licensor to any Third Party.  Licensor hereby represents, warrants and covenants that it has the right to grant licenses described in Section 2.1 to all of the patents and patent applications listed in Schedule 1 without violating or breaching any obligations to Third Parties.

6.4            Representations and Warranties of Licensee.  Licensee hereby represents, warrants and covenants to Licensor that Licensee has the full right and authority to execute and perform this Agreement and the execution and performance of this agreement by Licensee will not conflict with, cause a default under or violate any existing contractual obligation that may be owed by Licensee to any Third Party.  Licensee is a wholly-owned subsidiary of [***].

7.           TERM AND TERMINATION

7.1           Term.  This Agreement will be effective as of the Effective Date and will remain in effect, unless terminated under Sections 7.2 or 7.3 below, on a country-by-country basis until all Valid Claims in all Licensed Patents have expired in a country.  Licensee shall have no obligation to make Royalty Payments with respect to the Net Sales of a Licensed Product if all Valid Claims in all Licensed Patents applicable to the development, manufacture, use, sale or importation of such Licensed Product have expired in a country in which such Licensed Product is used, sold or imported.

CONFIDENTIAL

7.2           Termination by Licensor.

7.2.1         Termination for Cause.  Licensor shall have the right to terminate this Agreement and the license granted hereunder upon the happening of any of the following events:

(i)
Licensee fails to pay or cause to be paid any payment which has become due and payable to Licensor under this Agreement (other than amounts pursuant to Section 3.1.2) within sixty (60) days after the payment date, following which Licensor has not paid or caused to be paid such amount within thirty (30) days of written notice from Licensor given in respect of such failure to so pay; or

(ii)	Licensee has commenced an action as described in Section 7.2.2.

7.3.2         Termination after Opposition.  If Licensee or any of its Affiliates or sublicensees files or maintains an opposition proceeding in the European Patent Office with respect to EP 0994728 in the European Patent Office (either by itself or through an Affiliate or Third Party), Licensor may, at its option and in its sole discretion, terminate this Agreement with respect to the European Patent Convention countries, by providing written notice of termination to Licensee.

7.3.3         Termination following Failure to Exercise Option.   This Agreement shall automatically terminate upon failure of [***] or an Affiliate to exercise the Option prior to expiration of the Option Period.

7.4           Termination for Breach.  Licensor or Licensee may terminate for material breach of or default under any provision of this Agreement, other than in the case of a Licensee breach, payment obligation referred to in Section 7.2.1(i) or any breach of or default under any provision of Section 7.2.2, and the breaching or defaulting Party has not cured such breach or default within ninety (90) days after written notice from the non-breaching Party specifying the nature of such breach or default (if such breach or default is capable of being cured).

7.4           Insolvency Event.  If Licensee makes a general assignment for the benefit of its creditors, or there shall have been appointed a receiver, trustee or other custodian for Licensee for all or a substantial part of its assets, or any case or proceeding shall have been commenced or other action taken by or against Licensee in bankruptcy or seeking the reorganization, liquidation, dissolution or winding-up of Licensee or any other relief under any bankruptcy, insolvency, reorganization or other similar act or Law, and any such event shall have continued for sixty (60) days undismissed, unstayed, unbonded and undischarged, then Licensor may, upon notice to Licensee, terminate this Agreement, such termination to be effective upon Licensee’s receipt of such notice.

CONFIDENTIAL

7.5           Termination by Licensee.  Licensee shall have the right to terminate this Agreement at its sole discretion upon sixty (60) days written notice to Licensor at any time after the cessation of its and its Affiliates’ activities relating to the development, manufacture, commercialization, marketing or sale of the Lead Compound.

7.6           Effect of Termination.

7.6.1          Upon termination of this Agreement for any reason, nothing herein shall be construed to release either Party from any obligation that matured prior to the effective date of such termination, except as provided in Section 3.1.3(c).

7.6.2          Upon termination of this Agreement for any reason, any sublicense granted hereunder with respect to which the sublicensee is not then in breach or default shall continue as a direct license between the sublicensee and the Licensor on the terms of this Agreement, provided that the sublicensee agrees in writing, within thirty (30) days after termination of this Agreement, to be bound by the terms of this Agreement.

7.6.3          The provisions of Sections 5.2 (Infringement by Third Parties) (but only with respect to infringement occurring prior to termination), 6.1 (Indemnification), 6.2 (Warranty Disclaimer), and 8 (General) shall survive termination of this Agreement for any reason.

7.6.4          Licensee may, after termination of this Agreement, sell all Licensed Products which are in inventory at the time of termination, and complete and sell Licensed Products which Licensee can clearly demonstrate were in the process of manufacture at the time of such termination, provided that Licensee shall pay to Licensor any Royalty Payments due on the sale of such Licensed Products and shall submit reports, in accordance with this Agreement.

8.           GENERAL

8.1           Assignment.  This Agreement shall be binding upon and shall inure to the benefit of each Party and each Party’s respective transferees, successors and assigns.   Licensee shall not have the right to assign this Agreement or its rights or obligations hereunder to any other Person; provided, however, Licensee may, without such consent, assign this Agreement in whole or in part to any of its Affiliates, without the prior written consent of the Licensor; provided, further, Upon prior written notice to Licensor, Licensee may assign this Agreement and all of its rights and obligations under this Agreement to such Persons or  Person to which Licensee transfers or licenses on an exclusive basis in a country all or substantially all of the assets and other rights and interests of Licensee with respect to such country, necessary for, involved in or related to the development, manufacture, marketing, commercialization or importation of the [***] and any product containing the [***]; provided that the transferee or licensee of such assets, rights and interests must agree in writing with Licensor to assume all obligations of Licensee hereunder and to be bound by all of the terms and conditions of this Agreement.

CONFIDENTIAL

8.2           Publicity.  The Parties agree that except for the press release attached hereto as Schedule 2, neither Party shall issue any news release or other public announcement relating to this Agreement, including any of its terms, the names of the Licensee or its Affiliates, without the prior written approval of the other Party, except as subject to the requirements of applicable Law (including, without limitation, requirements promulgated by the U.S. Securities and Exchange Commission (“SEC”) regarding the disclosure of corporate information in periodic reports).  The Agreement and its terms, including the name of the Licensee and its Affiliates, will remain confidential, except as subject to the requirements of applicable Law (including, without limitation, requirements promulgated by the SEC regarding the disclosure of corporate information in periodic reports) and as otherwise disclosed under obligations of strict confidentiality to potential investors, merger or acquisition candidates, and advisors, consultants, employees, directors and other representatives of Licensor or Licensee.  If a Party determines that it is required by Law to publicly file, register or notify this Agreement or portions thereof (including the name of the licensee or any of its Affiliates) with a Governmental Authority, such party shall (i) initially file a redacted copy of this Agreement (the “Redacted Agreement”) in the form of Schedule 3 attached hereto and such corporate information contained in periodic reports pursuant to the requirements of applicable Law as described in the previous sentence, (ii) request, and use commercially reasonable efforts to obtain, confidential treatment of all terms redacted from this Agreement, as reflected in the Redacted Agreement (including the name of the Licensee and its Affiliates), for a period of at least ten (10) years, (iii) permit the other party to review and approve such request for confidential treatment and any subsequent correspondence with respect thereto at least five (5) Business Days prior to its submission to such Governmental Authority, (iv) promptly deliver to the other Party any written correspondence received by it or its representatives from such Governmental Authority with respect to such confidential treatment request and promptly advise the other Party of any other communications between it or its representatives with such Governmental Authority with respect to such confidential treatment request, (v) upon the written request of the other Party, request an appropriate extension of the term of the confidential treatment period, and (vi) if such Governmental Authority requests any changes to the redactions set forth in the Redacted Agreement or to the disclosure of corporate information described above, use commercially reasonable efforts to support the redactions in the Redacted Agreement as originally filed or changes to the disclosure of corporate information, as the case may be, and shall not agree to any changes to the Redacted Agreement or to changes to the disclosure of corporate information, as the case may be, without first discussing such changes with the other Party and taking the other Party’s comments into consideration when deciding whether to agree to such changes.  In no event shall Licensor be deemed to have breached this Section 8.2 as a result of any decision or directive by the SEC requiring the disclosure of the Agreement or any term thereof, so long as Licensor shall have satisfied its obligation to use commercially reasonable efforts to avoid such directive or decision and otherwise complied with the sentence set forth above.  Each Party shall be responsible for its own legal and other external costs in connection with any such filing, registration or notification. Any breach of this Section 8.2 will be considered a material breach, and shall survive termination of this Agreement.  The parties agree that in the event of a breach of this Section 8.2, the non-breaching party’s sole remedies, at its option, is to (i) terminate this Agreement and the licenses granted hereunder pursuant to Section 7.3 hereof, or (ii) recover monetary damages resulting from such a breach, provided, however, that the maximum amount of damages recoverable by Licensee shall not in any event exceed the amount of aggregate cash paid to Licensor pursuant to Section 3.1, regardless of the type of damages awarded, be they direct, indirect, special, consequential, incidental or exemplary in nature.

CONFIDENTIAL

8.3           Entire Agreement/Amendments.  This Agreement constitutes the entire and only agreement between the Parties relating to Licensed Patents, and all prior negotiations, representations, agreements and understandings are superseded hereby.  No agreements amending, altering or supplementing the terms hereof may be made except by means of a written document signed by a duly authorized representative of each Party.

8.4           Notices.  Any notice, communication or payment required or permitted to be given or made hereunder shall be in writing and, except as otherwise expressly provided in this agreement, shall be deemed given or made and effective (i) when delivered personally; or (ii) upon confirmation of receipt if delivered by telex or telecopy (if not a payment); or (iii) when received if sent by overnight express; or (iv) upon confirmation of receipt if mailed by certified or registered mail, postage prepaid and return receipt requested, in each case addressed to Parties at their address stated below, or to such other address as such Party may designate by written notice in accordance with the provisions of this Section 8.4.

LICENSEE:	[***]

[***]

and

[***]

LICENSOR:	Intellect Neurosciences, Inc.
7 West 18th Street, 9th Floor
New York, NY 10011
Attention: Chief Executive Officer
Fax No.: 212-448-9600

8.5           Governing Law; Jurisdiction.  This Agreement shall be construed and enforced in accordance with the domestic substantive laws of The State of New York and the United States of America without regard to any choice or conflict of laws rule or principle that would result in the application of the domestic substantive law of any other jurisdiction other than, in regard to any question affecting the construction or effect of any patent, the law of the jurisdiction under which such patent is granted.  This Agreement shall not be subject to (a) the United Nations Conventions on Contracts for the International Sale of Goods; (b) the 1974 Convention on the Limitation Period in the International Sale of Goods (the “1974 Convention”); or (c) the Protocol amending the 1974 Convention, done at Vienna April 11, 1980.  Any legal or other action hereunder shall be brought in the State and federal courts of New York.  The parties consent to the personal jurisdiction and venue of such courts in the event of such action.

CONFIDENTIAL

8.6           Limitation of Liability.  IN NO EVENT SHALL LICENSOR OR LICENSEE BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR EXPECTED SAVINGS OR OTHER ECONOMIC LOSSES, OR FOR INJURY TO PERSONS OR PROPERTY) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ITS SUBJECT MATTER, REGARDLESS WHETHER LICENSOR OR LICENSEE KNOWS OR SHOULD KNOW OF THE POSSIBILITY OF SUCH DAMAGES.  LICENSOR’S AGGREGATE LIABILITY FOR ALL DAMAGES OF ANY KIND RELATING TO THIS AGREEMENT OR ITS SUBJECT MATTER SHALL NOT EXCEED THE AMOUNT PAID BY LICENSEE TO LICENSOR UNDER THIS AGREEMENT, EXCEPT FOR LICENSOR’S GROSS NEGLIGENCE OR WILFULL MISCONDUCT.  The foregoing exclusions and limitations shall apply to all claims and actions of any kind, whether based on contract, tort (including but not limited to negligence), or any other grounds.

8.7           Headings.  Headings included herein are for convenience only, and shall not be used to construe this Agreement.

8.8           Independent Contractors.  For the purposes of this Agreement and all services to be provided hereunder, each Party shall be, and shall be deemed to be, an independent contractor and not an agent, partner, fiduciary, joint venturer or employee of the other Party.  Neither Party shall have authority to make any statements, representations or commitments of any kind, or to take any action which shall be binding on the other Party, except as may be explicitly provided for herein or authorized in writing.

8.9           Severability.  If any provision of this Agreement shall be found by a court of competent jurisdiction to be void, invalid or unenforceable, the same shall either be reformed to comply with applicable Law or stricken if not so conformable, so as not to affect the validity or enforceability of this Agreement.

8.10           Force Majeure.  Neither Party shall be responsible or liable to the other Party for nonperformance or delay in performance of any terms or conditions of this Agreement due to acts or occurrences beyond the control of the nonperforming or delayed Party, including, but not limited to, acts of God, acts of government, wars, riots, strikes or other labor disputes, shortages of labor or materials, fires, and floods, provided the nonperforming or delayed Party provides to the other Party written notice of the existence of and the reason for such nonperformance or delay.

8.11           No Waiver.  Failure of either Party to enforce a right under this Agreement shall not act as a waiver of that right or the ability to later assert that right relative to the particular situation involved or to terminate this Agreement arising out of any subsequent default or breach.

8.12           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall constitute an original document, but all of which shall constitute the same agreement.

[the remainder of this page is intentionally blank]

CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.

[***]	INTELLECT NEUROSCIENCES, INC.

By:	By:
Name:	Name:
Title:	Title:

Schedule 1

LICENSED PATENTS

Intellect Neurosciences Inc.
Patent Report by Invention						Printed: 8/15/2008
COUNTRY	REFERENCE#	TYP	FILED	SERIAL#	ISSUED	PATENT	STATUS

DNA ENCODING RECOMBINANT ANTIBODY MOLECULES END-SPECIFIC FOR AMYLOID – B PEPTIDES
PHARMACEUTICAL COMPOSITIONS THEREOF AND METHOD OF PREVENTING OR INHIBITING
PROGRESSION OF ALZHEIMER'S DISEASE

UNITED STATES	0203301-US0	NEW	4/9/1997	60/041,850			EXPIRED
AUSTRALIA	2203301-AU0	DCA	4/9/1998	71034/98	5/23/2002	743827	ISSUED
CANADA	2203301-CA0	DCA	4/9/1998	2,286,305			PENDING
CHINA	2203301-CN0	DCA	4/9/1998	98803546.4	12/1/2004	98803546.4	ISSUED
EUROPEAN PATENT	2203301-EP0	DCA	4/9/1998	98918035.1	7/30/2008	0994728	ISSUED
EUROPEAN PATENT	2203301-EP1	DIV	4/9/1998	08011798.9			PENDING
ISRAEL	2203301-IL0	DCA	4/9/1998	132262			PENDING
JAPAN	2203301-JP0	DCA	4/9/1998	10-543043	6/16/2006	3816111	ISSUED
JAPAN	2203301-JP1	DIV	4/9/1998	2005-210196			PENDING
NEW ZEALAND	2203301-NZ0	DCA	4/9/1998	337765	1/10/2002	337765	ISSUED
WIPO	2203301-WO0	CEQ	4/9/1998	PCT/US98/06900			NAT PHASE
UNITED STATES	1203301-US1	DCA	10/12/1999	09/402,820			PENDING
UNITED STATES	1203301-US2	DIV	10/15/2001	09/975,932			ABANDONED
UNITED STATES	1203301-US3	CIP	2/28/2002	10/084,380			PUBLISHED
AUSTRALIA	2203301-AU3	DCA	10/21/2002	2002367734			PENDING
CHINA	2203301-CN3	DCA	10/21/2002	02828857.2			PUBLISHED
EUROPEAN PATENT	2203301-EP3	DCA	10/21/2002	02807019.1			ABANDONED
JAPAN	2203301-JP3	DCA	10/21/2002	2003-572597			PENDING
WIPO	2203301-WO3	CEQ	10/21/2002	PCT/US02/31590			NAT PHASE
SOUTH AFRICA	2203301-ZA3	DCA	10/21/2002	2004/9186	10/26/2005	2004/9186	ISSUED
HONG KONG	2203301-HK3	CEQ	1/27/2006	06101278.5			PUBLISHED
UNITED STATES	1203301-US4	DIV	5/8/2007	11/745,759			PENDING